UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2012

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2012, the Board of Directors of American National Bankshares Inc. amended the Company's Bylaws to set the “annual meeting date to the third Tuesday in May” and to clarify references to “Chairman, and President and Chief Executive Officer.”

The amendments become effective January 1, 2013 with the Board's approval.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

3.2       Bylaws of American National Bankshares Inc., as amended effective January 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012                                                                                                       /s/ William W. Traynham
                              Senior Vice President and Chief Financial Officer